EXHIBIT 10.28(B)

WAIVER
This WAIVER (this “Waiver”), made and entered into as of November 14, 2016, is by and among Roadrunner Transportation Systems, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) signatory hereto and U.S. Bank National Association, a national banking association, as LC Issuer, Swing Line Lender and Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS
1.The Administrative Agent, the Lenders and the Borrower entered into that certain Sixth Amended and Restated Credit Agreement dated as of September 24, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
2.Pursuant to Section 6.32.2 of the Credit Agreement, the Total Cash Flow Leverage Ratio of the Borrower is not permitted to exceed 4.00 to 1.00 for the period of four consecutive fiscal quarters ending September 30, 2016.
3.The Borrower has informed the Administrative Agent that upon delivery of the compliance certificate and related financial statements required to be delivered for the period ending September 30, 2016 pursuant to Section 6.1(b) and (d) (the “9/30/16 Financial Deliverables”), the Total Cash Flow Leverage Ratio of the Borrower for the four consecutive fiscal quarters ending September 30, 2016 will exceed 4.00 to 1.00 (the “9/30/16 Leverage Default”).
4.The Borrower requests that the Required Lenders waive certain Defaults and Events of Default in connection with the 9/30/16 Leverage Default, and the Administrative Agent and the Required Lenders have agreed to provide such waiver, subject, in each case, to the terms and conditions set forth in this Waiver.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
Section1.Capitalized Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.
Section 2.    Waiver of Certain Defaults.
2.1.    Acknowledgment of Default. The Borrower hereby acknowledges and agrees that there is a current Default under the Credit Agreement with respect to the 9/30/16 Leverage Default and, that without a waiver from the Required Lenders, upon delivery of the 9/30/16 Financial Deliverables, such Default will become an Event of Default.
2.2.    Waiver. Upon the date on which this Waiver becomes effective and subject to the other terms and conditions of this Waiver, the Administrative Agent and the Required Lenders hereby waive the current Default resulting from the 9/30/16 Leverage Default and any related Event of Default that will occur or would have occurred upon the delivery of the 9/30/16

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Financial Deliverables, in each case, as described in Section 2.1 of this Waiver (collectively, the “Waived Default”).
2.3.    Effect of Waiver. The waiver set forth in Section 2.2 above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Administrative Agent and Lenders with respect to any other term, condition, representation, or covenant applicable to the Borrower under the Credit Agreement or any of the other agreements, documents, or instruments executed and delivered in connection therewith, or of the covenants described therein. The waiver set forth herein shall not be deemed to be a course of action upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future Events of Default with respect to the Credit Agreement or any other provision of any Loan Document that do not relate to or result from the Waived Default.
Section 3.    Effectiveness of Waivers. This Waiver shall become effective as of the date set forth above (the “Waiver Effective Date”) upon delivery by the Borrower, the Administrative Agent and the Required Lenders of, and compliance by the Borrower with, the following:
3.1.    This Waiver duly executed by the Borrower, the Administrative Agent and Lenders constituting the Required Lenders.
3.2.    The Borrower shall have paid or reimbursed the Administrative Agent for, or otherwise made arrangements for the payment or reimbursement to the Administrative Agent in a manner reasonably acceptable to the Administrative Agent, all unpaid legal fees and expenses reasonably incurred by the Administrative Agent through the date of this Waiver in connection with this Waiver.
Section 4.    Commitment Reduction.
4.1.    In consideration for the waivers set forth above, pursuant to Section 2.5 of the Credit Agreement and effective immediately upon the Waiver Effective Date, the Borrower elects to voluntarily and permanently reduce the Aggregate Revolving Commitment by $50,000,000.00 (the “Voluntary Commitment Reduction”), such Voluntary Commitment Reduction to be ratable amongst each of the Lenders. The Required Lenders hereby consent and agree that the Voluntary Commitment Reduction shall be made effective immediately upon the Waiver Effective Date notwithstanding any requirement to provide advance written notice in Section 2.5 of the Credit Agreement and the Borrower hereby agrees to pay any accrued and unpaid Commitment Fees on the Waiver Effective Date. The Administrative Agent is hereby authorized and directed to reflect the Voluntary Commitment Reduction in its books and records on the Waiver Effective Date.
Section 5.    Representations, Warranties, Authority, No Adverse Claim.
5.1.    Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Waiver (a) all of the representations and warranties in the Credit Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of

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Default under the Credit Agreement as amended by this Waiver on such date that the Administrative Agent and the Required Lenders have not waived.
5.2.    Authority, No Conflict, No Consent Required. The Borrower represents and warrants that it has the power, legal right, and authority to enter into this Waiver and has duly authorized as appropriate the execution and delivery of this Waiver by proper organizational action, and this Waiver does not contravene or constitute a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory, any provision of the Borrower’s organizational documents, or any other agreement or requirement of law, or results in the imposition of any Lien on the Borrower’s property under any agreement binding on or applicable to the Borrower or any of their property except, if any, in favor of the Administrative Agent. The Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the Borrower’s execution and delivery of this Waiver or the performance of the Borrower’s obligations therein described, except for those that the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Administrative Agent.
Section 6.    Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lenders, the Administrative Agent, and the Borrower each acknowledge and affirm that the Credit Agreement is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as waived by this Waiver, shall remain unmodified and in full force and effect. The Borrower confirms to the Lenders and the Administrative Agent that any and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the Borrower under any and all documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.
Section 7.    Legal Expenses. As provided in Section 9.6 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Administrative Agent, in connection with the negotiation, preparation, execution, collection and enforcement of this Waiver, and to pay and save the Administrative Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Waiver, which obligations of the Borrower shall survive any termination of the Credit Agreement.
Section 8.    Merger and Integration, Superseding Effect. This Waiver, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Waiver all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Waiver, shall control with respect to the specific subjects hereof and thereof.
Section 9.    Successors. This Waiver shall be binding upon the Borrower, the Lenders, and the Administrative Agents, and their respective successors and assigns and shall inure to the benefit of the Borrower, the Lenders, and the Administrative Agent’s successors and assigns.
Section 10.    Headings. The headings of various sections of this Waiver are for reference only and shall not be deemed to be a part of this Waiver.

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Section 11.    Counterparts. This Waiver may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document.
Section 12.    Governing Law. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF NEW YORK (OTHER THAN THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK)), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
Section 13.    RELEASE BY BORROWER. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS WAIVER, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT NO EVENTS HAVE TAKEN PLACE AND NO CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET OR COUNTERCLAIM TO ANY CLAIM BY THE ADMINISTRATIVE AGENT OR ANY LENDER FOR PAYMENT OR PERFORMANCE OF THE OBLIGATIONS; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, ADMINISTRATIVE AGENTS AND EMPLOYEES FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS AND DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE ADMINISTRATIVE AGENT OR SUCH LENDER OR ANY OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, ADMINISTRATIVE AGENTS OR EMPLOYEES BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS WAIVER, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND TRANSACTIONS RELATED THERETO ARISING PRIOR TO AND THROUGH THE DATE HEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed as of the date and year first above written.
BORROWER:
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
By: /s/ Peter R Armbruster
Name: Peter R. Armbruster
Title: Chief Financial Officer, Treasurer and Secretary

[Signature Page to 9/30/16 Leverage Default Waiver]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent
By: /s/ Richard A. Clemmerson
Name: Richard A. Clemmerson
Title: Senior Vice President

[Signature Page to 9/30/16 Leverage Default Waiver]

BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ Ian Phillip
Name: Ian Phillip
Title: SVP

[Signature Page to 9/30/16 Leverage Default Waiver]

BMO HARRIS BANK N.A., as a Lender
By: /s/ Kenneth J. Kramer
Name: Kenneth J. Kramer
Title: Director

[Signature Page to 9/30/16 Leverage Default Waiver]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Chris Hermann
Name: Chris Hermann
Title: Senior Vice President

[Signature Page to 9/30/16 Leverage Default Waiver]

REGIONS BANK, as a Lender
By: /s/ Doug Combs
Name: Doug Combs
Title: Vice President

[Signature Page to 9/30/16 Leverage Default Waiver]

SUNTRUST BANK, as a Lender
By: /s/ Chris Hursey
Name: Chris Hursey
Title: Director

[Signature Page to 9/30/16 Leverage Default Waiver]

COMPASS BANK, as a Lender
By: /s/ Charles Randolph
Name: Charles Randolph
Title: Senior Vice President

[Signature Page to 9/30/16 Leverage Default Waiver]

MUFG UNION BANK, N.A., as a Lender
By: /s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

[Signature Page to 9/30/16 Leverage Default Waiver]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ James A. Gelle
Name: James A. Gelle
Title: Senior Vice President

[Signature Page to 9/30/16 Leverage Default Waiver]

FIFTH THIRD BANK, as a Lender
By: /s/ Donald K. Mitchell
Name: Donald K. Mitchell
Title: Vice President

[Signature Page to 9/30/16 Leverage Default Waiver]

CITIZENS BANK, N.A., as a Lender
By: /s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

[Signature Page to 9/30/16 Leverage Default Waiver]

THE HUNTINGTON NATIONAL BANK, as a Lender
By: /s/ Sherlyn Nelson
Name: Sherlyn Nelson
Title: Vice President

[Signature Page to 9/30/16 Leverage Default Waiver]

MANUFACTURERS AND TRADERS TRUST CO., as a Lender
By: /s/ Tom Mathews
Name: Tom Mathews
Title: Relationship Manager

[Signature Page to 9/30/16 Leverage Default Waiver]

STIFEL BANK & TRUST, as a Lender
By: /s/ Nathan L. Yocum
Name: Nathan L. Yocum
Title: Vice President

[Signature Page 16 to 9/30/16 Leverage Default Waiver]

THE PRIVATEBANK AND TRUST COMPANY, as a Lender
By: /s/ Roger Pillsbury
Name: Roger Pillsbury
Title: Managing Director

[Signature Page to 9/30/16 Leverage Default Waiver]